UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 11, 2016

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K filed on February 16, 2016 (the “Initial Form 8-K”) to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to the recently completed acquisition by Consolidated Water Co. Ltd. (the “Company”), through its wholly-owned subsidiary, Consolidated Water U.S. Holdings, Inc., of 51% of the outstanding capital stock of Aerex Industries, Inc. (“Aerex”). Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The required audited financial information of Aerex for the year ended December 31, 2015 is included as Exhibit 99.1 to this report and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The required unaudited pro forma financial information of Aerex and the Company is included as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed as a part of this report:

Exhibit No.	Description
23.1	Consent of Marcum LLP, Independent Public Accounting Firm
99.1	Audited financial information of Aerex Industries, Inc. for the year ended December 31, 2015
99.2	Unaudited pro forma financial information of Aerex Industries, Inc. and Consolidated Water Co. Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

By:	/s/ David W. Sasnett
Name:	David W. Sasnett
Title:	Executive Vice President & Chief Financial Officer

Date: April 28, 2016

Exhibit Index

Exhibit No.	Description
23.1	Consent of Marcum LLP, Independent Public Accounting Firm
99.1	Audited financial information of Aerex Industries, Inc. for the year ended December 31, 2015
99.2	Unaudited pro forma financial information of Aerex Industries, Inc. and Consolidated Water Co. Ltd.